Exhibit 99.1
MGP Ingredients, Inc. Roth Capital Partners, Inc. New York Conference September 8, 2005

MGP Ingredients, Inc. Cautionary Note Please note that this presentation was created as of September 2, 2005, and reflects management's views as of that date. Certain of the information discussed in this presentation may contain forward-looking statements relating to the operations, financial condition and operating results of MGP Ingredients, Inc. and such statements involve a number of risks and uncertainties. We wish to caution you that these statements are only estimates and that actual results may differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in MGPI's SEC filings.

MGP Ingredients, Inc. Corporate Overview o Founded in 1941 o Fully integrated ingredients company o Four locations o 480 employees o Traded on the NASDAQ Market under ticker symbol MGPI o Approximately $275 million in annual sales revenue

MGP Ingredients, Inc. Investment Considerations o Legacy and market leadership o Innovation and intellectual capital o Specialty products focus in large market arenas o Financial strength

MGP Ingredients, Inc. Legacy and Leadership o Over six decades of industry experience o Innovator of plant protein and starch development o Market leader: - Largest U.S. producer of wheat proteins and wheat starches - Among leading U.S. producers of natural food grade industrial alcohol - One of three largest U.S. producers of grain neutral spirits for beverage applications - Among top one-third of U.S. producers of fuel grade alcohol o Positioned for emerging market trends

MGP Ingredients, Inc. Compelling Market Opportunities o Health and wellness lifestyle trends o Accelerated pet industry product growth o Continued growth in demand for natural vs. synthetic products o Increased interest in bio-economy initiatives o Growing use of alternative fuels

MGP Ingredients, Inc. Innovation and Intellectual Capital o First to Market: - Fibersym(TM) Resistant Starches - FiberRite(TM)RW Resistant Starch - Arise(R) Wheat Protein Isolates - Wheatex (R) Textured Wheat Proteins - Chewtex(TM) Protein/Starch Resins o Grain-based technology o Holder of 19 patents for products and processes - 6 pending patents - 8 provisional patent applications o State-of-the-art alcohol production o Unique integrated processing operation

MGP Ingredients, Inc. MGPI VERTICALLY INTEGRATED OPERATION Ingredients Segment Protein & Starch Processing Distillery Products Segment Food Ingredients Pet Industry Ingredients Personal Care Ingredients Biopolymer Industry Ingredients Alcohol Distillation Food Grade Alcohol o Beverage o Industrial Fuel Grade Alcohol

MGP Ingredients, Inc. Specialty Product Strategy Emerging Developing Base Product Line

Specialty Product Strategy

Base Product Line	MGPI Ingredient Solutions
• Food	
– Fiber enhanced, reduced fat foods	*Fibersym™, FiberRite™RW*
– Frozen, refrigerated and par-baked dough systems	*Arise®, FP600™, HWG 2009™*
– Low-carb, high-protein bakery and related products	*Fibersym™, Arise®*
– Prepared foods	*Midsol™ and Pregel™ Starches*
– Vegetarian foods and extended meats and seafood	*Wheatex®, Dualtex™*




Base Product Line

Supporting Your Innovations

MGP Ingredients, Inc. Specialty Product Strategy Base Product Line MGPI Ingredient Solutions o Food o Pet Ingredients - Pet treats.......................................... MGPI Chewtex(TM) - Pet food............................................. MGPI Pet-tex(TM) o Finished Pet Products - Co-extruded - Injection molded - Retail packaging options

MGP Ingredients, Inc. Specialty Product Strategy Developing Product Line MGPI Ingredient Solutions o Personal Care - Hair Care Products.........Aqua Pro(R), Foam Pro(R) - Skin Care Products...................Omni-Smooth(R)Super, Skin Flow(TM)

MGP Ingredients, Inc. Specialty Product Strategy Emerging Product Line MGPI Ingredient Solutions --------------------- ------------------------- o Biopolymers - Grain-based resins............................. MGPI Terratek(TM) o Bio-based o Biodegradable o Natural Fiber Composites

MGP Ingredients, Inc. Financial Strength o Solid balance sheet o Financial flexibility o Strong cash flows

MGP Ingredients, Inc. Annual Sales FY 2001 - 2005 Dollars (Millions) FY 2001 FY 2002 FY 2003 FY 2004 FY 2005 32.9 37.4 41.7 85.3 78 46.8 28.8 15.5 17.4 14.5 149.5 148.3 135.2 168.0 182.7 Specialty Ingredients Commodity Ingredients and Mill By-products Distillery Products Note: Total sales and segment sales include by-products Fiscal Years Ending June 30

MGP Ingredients, Inc. Annual Pre-tax Earnings Business Segments FY 2001 - 2005 Dollars (Millions) Ingredients Segment $2.10 $4.60 7 $17.30 -1.8 Distillery Segment $3.30 $7.80 $3.6 $1.00 $8.50 FY 2001 FY 2002 FY 2003 FY 2004 FY 2005 Fiscal Years Ending June 30

MGP Ingredients, Inc. Growth Strategy Increase Earnings Per Share o Develop specialty ingredient products for growing markets o Maintain health of distillery operations o Improve financial discipline

MGP Ingredients, Inc. Financial Discipline o Leverage fixed assets o Manage costs o Maintain strong working capital o Reinvest for growth

MGP Ingredients, Inc. Financial Discipline Leveraging fixed assets o Produce more specialty food ingredient volume from existing capacity* Specialty Food Ingredient Sales Dollars (Millions) $150 $100 $50 $0 FY 2005 Annual 43.9 110 * Based on product mix assumptions Sales possible with existing capacity

MGP Ingredients, Inc. Financial Discipline Manage cost of goods sold o Protect grain and energy costs through risk management program

MGP Ingredients, Inc. Financial Discipline Manage cost of goods sold o Protect grain and energy costs through risk management program o Utilize new energy efficient technologies

MGP Ingredients, Inc. Financial Discipline Maintain strong working capital position o Generate cash through improved working capital management Net Cash Provided by Operating Activities Dollars (Millions) $25 $20 $15 $10 $5 FY 2004 FY 2005 11 21.8

MGP Ingredients, Inc. Allocating Capital for Increasing Returns Continue to reinvest a portion of profits to sustain growth and remain competitive FY 2001 FY 2002 FY 2003 FY 2004 FY 2005 FY 2006 (Projected) 1330.0% 1300.0% 11.8 20.7 19.8 15 Dollars (Millions) $30 $20 $10 $0

MGP Ingredients, Inc. Allocating Capital for Increasing Returns Continue to reinvest a portion of profits to sustain growth and remain competitive o Specialty ingredient capacity expansions Project Cost Completed Textured wheat protein expansion at Kansas City facility $4.5 million FY 2005 First Quarter New production and packaging equipment for pet industry products at Kansas City facility $5.5 million FY 2005 Fourth Quarter

MGP Ingredients, Inc. Allocating Capital for Increasing Returns Continue to reinvest a portion of profits to sustain growth and remain competitive o Specialty ingredient capacity expansions o Distillery Upgrades Project Cost Planned Completion New energy efficient distillers feed equipment at Atchison plant $12 million FY 2006 First Quarter New equipment to improve alcohol production efficiencies at Pekin plant $4 million FY 2006 First Quarter

MGP Ingredients, Inc. Allocating Capital for Increasing Returns Continue to reinvest a portion of profits to sustain growth and remain competitive o Specialty ingredient capacity expansions o Distillery upgrades o Sales and technical support capabilities

MGP Ingredients, Inc. Allocating Capital for Increasing Returns Continue to reinvest a portion of profits to sustain growth and remain competitive o Specialty ingredient capacity expansions o Distillery upgrades o Strengthen sales and technical support capabilities for new products o Research and development initiatives

MGP Ingredients, Inc. Allocating Capital for Increasing Returns Continue to reinvest a portion of profits to sustain growth and remain competitive o Specialty ingredient capacity expansions o Distillery upgrades o Sales and technical support capabilities o Research and development initiatives o Supply chain technology (ERP System)

MGP Ingredients, Inc. Maintaining Flexible Capital Structure and Strong Balance Sheet Annual Debt to Equity Ratio Dollars (Millions) FY 2001 FY 2002 FY 2003 FY 2004 FY 2005 27.0% 21.0% 0.18 0.13 0.18 30.0% 20.0% 10.0% 0.0%

MGP Ingredients, Inc. Realizing Dividend Growth Potential Continue to return a portion of our excess cash flows to shareholders Cents Per Share 0.18 0.15 0.12 0.09 0.06 0.03 0 1999 Paid Paid Paid Paid Paid Payable Nov. 8, 2000 Nov. 6, 2001 Nov. 5, 2002 Nov. 6, 2003 Nov. 4, 2004 Oct. 5, 2005 $0.05 $0.075 $0.075 $0.075 $0.15 $0.15

MGP Ingredients, Inc. Mission Statement To provide our customers with superior value-added ingredients derived from natural sources.

MGP Ingredients, Inc.